UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

          September 16, 2009

Date of report (Date of earliest event reported)

     Universal Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-20848	65-0231984
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation or organization)		Identification No.)

1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:              (954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01         Other Events.

On November 10, 2009, Universal Insurance Holdings, Inc. (“Company”) filed material agreements in response to comments from the staff of the Securities and Exchange Commission.

ITEM 9.01         Financial Statements and Exhibits

(d) Exhibits:

10.1	Florida Insurance Capital Build-Up Incentive Program Surplus Note (“Surplus Note”) between the Company and The State Board of Administration of Florida (“SBA”).

10.2	Addendum No. 1 to the Surplus Note between the Company and SBA.

10.3	Multiple Line Quota Share Reinsurance Contract between the Company and Everest Reinsurance Company.

10.4	Independent Adjusting Firm Agreement between the Company and Downes and Associates.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 10, 2009	Universal Insurance Holdings, Inc.

/s/ James M. Lynch
James M. Lynch
Chief Financial Officer